UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 4, 2022

General Electric Company
(Exact name of registrant as specified in its charter)

New York			001-00035	14-0689340
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

5 Necco Street	Boston,	MA		02210
(Address of principal executive offices)				(Zip Code)

(Registrant’s telephone number, including area code) (617) 443-3000

_______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	GE	New York Stock Exchange
0.375% Notes due 2022	GE 22A	New York Stock Exchange
1.250% Notes due 2023	GE 23E	New York Stock Exchange
0.875% Notes due 2025	GE 25	New York Stock Exchange
1.875% Notes due 2027	GE 27E	New York Stock Exchange
1.500% Notes due 2029	GE 29	New York Stock Exchange
7 1/2% Guaranteed Subordinated Notes due 2035	GE /35	New York Stock Exchange
2.125% Notes due 2037	GE 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07     Submission of Matters to a Vote of Security Holders.

(a)    GE held its annual meeting of shareholders on May 4, 2022 (the “Annual Meeting”).

(b)    At the Annual Meeting, shareholders elected all of the Company’s nominees for director; approved the advisory vote on our named executives’ compensation (“Say on Pay”); ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2022 (“Auditor Ratification”); and approved the 2022 Long-Term Incentive Plan (the “2022 LTIP”). The shareholders did not approve the shareholder proposals dealing with cessation of stock option and bonus programs; ratification of termination pay; and nomination of an employee representative director.

Election of Directors

	For	Against	Abstain	Non-Votes
1. Stephen Angel	739,036,647	5,271,341	1,712,028	137,043,646
2. Sébastien Bazin	677,985,798	66,330,288	1,703,930	137,043,646
3. Ashton Carter	728,330,317	16,011,340	1,678,359	137,043,646
4. H. Lawrence Culp	705,008,080	39,354,660	1,657,276	137,043,646
5. Francisco D’Souza	681,539,057	62,795,701	1,685,258	137,043,646
6. Edward Garden	674,143,368	70,156,378	1,720,270	137,043,646
7. Isabella Goren	738,978,998	5,453,438	1,587,580	137,043,646
8. Thomas Horton	590,378,372	153,943,931	1,697,713	137,043,646
9. Risa Lavizzo-Mourey	704,380,479	38,827,578	2,811,959	137,043,646
10. Catherine Lesjak	725,485,303	18,963,177	1,571,536	137,043,646
11. Tomislav Mihaljevic	738,607,016	5,691,690	1,721,310	137,043,646
12. Paula Rosput Reynolds	681,533,797	62,889,572	1,596,647	137,043,646
13. Leslie Seidman	727,790,426	16,590,879	1,638,711	137,043,646

Management Proposals

	For	Against	Abstain	Non-Votes
1. Say on Pay	486,608,605	256,337,513	3,073,898	137,043,646
2. Auditor Ratification	876,945,753	4,028,094	2,089,815	0
3. 2022 LTIP	689,244,390	53,874,784	2,900,842	137,043,646

Shareholder Proposals

	For	Against	Abstain	Non-Votes
1. Cessation of Stock Option and Bonus Programs	14,161,225	727,850,067	4,008,724	137,043,646
2. Ratification of Termination Pay	269,056,908	473,798,432	3,164,676	137,043,646
3. Employee Representative Director	34,732,629	707,970,853	3,316,534	137,043,646

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: May 6, 2022	/s/ Michael Holston
Michael Holston Senior Vice President, General Counsel and Secretary